SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549




                               FORM 8-K




                            CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934




                            October 3, 1994




                      IMC FERTILIZER GROUP, INC.
          (Exact name of registrant as specified in charter)



   Delaware                      1-9759                 36-3492467
(State or other jurisdiction    (Commission          (IRS Employer
    of incorporation)           File Number)     Identification No.)

   2100 Sanders Road, Northbrook, IL                           60062
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code     (708) 272-9200
















    The following is the text of a press release relating to senior management changes of the Company.

    The following is the text of a press release relating to a dam breach at the Florida joint venture.

    NORTHBROOK, IL., October 3, 1994 -- IMC Fertilizer Group, Inc. (NYSE symbol: IFL) reported today that an earthern dam breach which occurred Sunday afternoon at an IMC-Agrico Company phosphate mining facility in central Florida has been contained, and that most of the water released during the breach period is being contained on the property of the Company and neighboring CF Industries. CF has found it necessary to discharge limited amounts of the release into a creek.

    The water, which contains clay separated from phosphate ore, was being stored in a pond until the clay settled prior to reclamation of the site for agricultural use. The clay is a natural soil material and it is unlikely that anything other than limited amounts of clay will be discharged. The creek is being monitored to determine if there are any adverse effects to aquatic life.

    A 250-foot wide breach was discovered in a settling pond dam at the Company's Payne Creek Mining operation by employees conducting one of three regular daily inspections of the dams. The Company estimates that approximately 5,500 acre-feet of water was lost from the pond; however, most of this water remains on IMC-Agrico and CF Industries mining lands. Based on current information, the Company believes it may have violated turbidity discharge permits but expects there to be minimal environmental impact.

    The Company said that after discovering the breach it immediately notified the Florida Department of Environmental Protection which had a representative on site monitoring the repairs throughout the night. All other appropriate agencies also were notified.
Appropriate resources were mobilized to repair the dam and contain the water loss from the pond.

    "We do not know what caused the breach," said IMC-Agrico's John
A. Brafford, vice president for phosphate operations; "however, every available resource is being employed to address the situation. We are indebted to the dedicated people who worked to quickly repair the dam and contain the water loss."

    We are currently investigating the cause of the breach but believe that the fact that Florida recently experienced its wettest summer since 1948 may be a factor.



















    IMC-Agrico is a joint venture between IMC and Freeport-McMoRan Resource Partners (NYSE: FRP) a 51% owned affiliate of Freeport-McMoRan Inc. (NYSE: FTX). IMC manages the joint venture.



                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                  IMC FERTILIZER GROUP, INC.



                                  By
                                     ___________________________
                                     Marschall I. Smith
                                     Senior Vice President, Secretary
                                     and General Counsel


October 4, 1994